Exhibit 99.2

RealPage, Inc.

IR Fact Sheet (as of February 10, 2021)

Please read in conjunction with the Company’s filings with the Securities and Exchange Commission, as well as the “Explanation of Non-GAAP Financial Measures.”

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Revenue ($000s)
Total GAAP Revenue	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306	$243,861	$255,202	$254,767	$988,136	$276,673	$285,607	$298,149	$298,055	$1,158,484
Growth %	32%	34%	33%	21%	30%	16%	13%	13%	12%	14%	18%	17%	17%	17%	17%
Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	388	289	1,502

Total Non-GAAP Revenue	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530	$244,018	$255,240	$255,216	$989,004	$277,073	$286,032	$298,537	$298,344	$1,159,986
Growth %	31%	33%	33%	21%	29%	16%	13%	13%	12%	13%	18%	17%	17%	17%	17%
GAAP On Demand Revenue	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519	$235,185	$245,637	$246,235	$953,576	$268,471	$278,559	$290,239	$288,569	$1,125,838
Growth %	32%	34%	33%	21%	30%	17%	14%	14%	13%	14%	19%	18%	18%	17%	18%
Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	388	289	1,502

Non-GAAP On Demand Revenue	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743	$235,342	$245,675	$246,684	$954,444	$268,871	$278,984	$290,627	$288,858	$1,127,340
Growth %	32%	33%	33%	21%	29%	17%	14%	14%	13%	14%	19%	19%	18%	17%	18%
Professional and Other	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787	$8,676	$9,565	$8,532	$34,560	$8,202	$7,048	$7,910	$9,486	$32,646
Expenses ($000s)
Cost of Revenue
GAAP View	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194	$95,708	$98,783	$101,027	$385,712	$108,910	$110,713	$111,497	$111,845	$442,965
Stock-based expense	$(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)	(1,447)	(1,425)	(1,401)	(5,604)	(2,010)	(2,257)	(1,754)	(1,916)	(7,937)
Organizational realignment	—	—	—	—	—	—	—	(125)	(16)	(141)	(198)	(255)	—	—	(453)
Asset impairment	—	—	—	—	—	—	—	—	(1,618)	(1,618)	—	—	—	—	—

Non-GAAP View	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863	$94,261	$97,233	$97,992	$378,349	$106,702	$108,201	$109,743	$109,929	$434,575
Depreciation	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)	(4,017)	(4,007)	(3,970)	(15,665)	(3,780)	(3,830)	(4,003)	(4,155)	(15,768)

Adjusted EBITDA View	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192	$90,244	$93,226	$94,022	$362,684	$102,922	$104,371	$105,740	$105,774	$418,807
Product Development
GAAP View	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897	$28,151	$27,866	$26,308	$112,222	$31,548	$31,433	$34,066	$36,614	$133,661
Stock-based expense	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)	(2,016)	(1,948)	(1,715)	(8,159)	(1,937)	(1,629)	(2,893)	(2,757)	(9,216)
Organizational realignment	—	—	—	—	—	—	—	(316)	(84)	(400)	(233)	(465)	—	—	(698)

Non-GAAP View	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417	$26,135	$25,602	$24,509	$103,663	$29,378	$29,339	$31,173	$33,857	$123,747
Depreciation	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)	(1,632)	(1,540)	(1,527)	(6,350)	(1,512)	(1,566)	(1,731)	(1,836)	(6,645)

Adjusted EBITDA View	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766	$24,503	$24,062	$22,982	$97,313	$27,866	$27,773	$29,442	$32,021	$117,102
Sales & Marketing
GAAP View	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823	$49,120	$51,906	$48,113	$193,962	$54,657	$49,424	$55,563	$58,837	$218,481
Stock-based expense	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)	(6,383)	(6,358)	(5,887)	(23,978)	(5,888)	(2,296)	(5,658)	(7,066)	(20,908)
Organizational realignment	—	—	—	—	—	—	—	(108)	(62)	(170)	(611)	(278)	—	—	(889)
Asset impairment	—	—	—	(2,720)	(2,720)	—	—	—	(363)	(363)	—	—	—	(1,028)	(1,028)

Non-GAAP View	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473	$42,737	$45,440	$41,801	$169,451	$48,158	$46,850	$49,905	$50,743	$195,656
Depreciation	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)	(1,566)	(1,573)	(1,572)	(6,217)	(1,619)	(1,670)	(1,869)	(2,001)	(7,159)

Adjusted EBITDA View	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967	$41,171	$43,867	$40,229	$163,234	$46,539	$45,180	$48,036	$48,742	$188,497
General & Administrative
GAAP View	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143	$28,310	$31,249	$35,354	$123,056	$40,528	$42,399	$37,909	$36,772	$157,608
Stock-based expense	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)	(6,019)	(6,767)	(6,284)	(24,822)	(6,366)	(6,149)	(5,512)	(3,186)	(21,213)
Asset impairment and gain (loss) on disposal of assets	(942)	(156)	(341)	(574)	(2,013)	(286)	17	10	(296)	(555)	(12)	—	—	—	(12)
Loss due to cyber incident, net of recoveries	—	—	—	(4,952)	(4,952)	—	—	—	—	—	—	—	—	—	—
Acquisition-related income (expense)	(1,007)	(1,168)	(519)	257	(2,437)	(29)	(376)	(755)	(3,594)	(4,754)	(3,724)	(3,137)	(1,682)	(1,185)	(9,728)
Organizational realignment	—	—	—	—	—	—	—	(135)	(687)	(822)	(169)	(222)	—	—	(391)
Regulatory and legal matters	—	—	(78)	—	(78)	—	(352)	(215)	(898)	(1,465)	(359)	(2,150)	—	(3,460)	(5,969)

Non-GAAP View	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076	$21,580	$23,387	$23,595	$90,638	$29,898	$30,741	$30,715	$28,941	$120,295
Depreciation	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)	(1,499)	(1,388)	(1,424)	(5,957)	(1,460)	(1,500)	(1,602)	(1,643)	(6,205)
Other (income) expense	(51)	(66)	(58)	(34)	(209)	(1)	(212)	(27)	(354)	(594)	(170)	(437)	38	(417)	(986)

Adjusted EBITDA View	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429	$19,869	$21,972	$21,817	$84,087	$28,268	$28,804	$29,151	$26,881	$113,104

RealPage, Inc.

IR Fact Sheet (as of February 10, 2021)

Please read in conjunction with the Company’s filings with the Securities and Exchange Commission, as well as the “Explanation of Non-GAAP Financial Measures.”

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Profitability ($000s)
GAAP Net Income (Loss)	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272	$15,063	$11,704	$20,169	$58,208	$5,605	$11,301	$16,341	$13,067	$46,314
Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	388	289	1,502
Depreciation, asset impairment, and loss on disposal of assets	7,818	7,662	9,286	10,445	35,211	8,760	8,697	8,498	10,769	36,724	8,383	8,566	9,205	10,663	36,817
Amortization of product technologies and intangible assets	16,384	17,623	18,684	19,017	71,708	19,350	20,302	20,759	20,353	80,764	25,191	25,778	25,442	26,591	103,002
Loss due to cyber incident, net of recoveries	—	—	—	4,952	4,952	—	—	—	—	—	—	—	—	—	—
Gain on change in fair value of equity investment	—	—	—	—	—	(2,600)	—	—	—	(2,600)	—	—	—	—	—
Acquisition-related expense (income)	1,007	1,168	519	(257)	2,437	29	376	755	3,594	4,754	3,724	3,137	1,682	1,185	9,728
Regulatory and legal matters	—	—	78	—	78	—	352	215	898	1,465	359	2,150	—	3,460	5,969
Interest expense, net	7,721	8,584	6,874	6,780	29,959	8,581	8,241	8,791	9,443	35,056	12,905	13,129	13,267	13,145	52,446
Income tax (benefit) expense	(301)	(189)	683	(618)	(425)	4,647	(822)	4,171	(5,646)	2,350	(2,501)	1,867	4,026	1,601	4,993
Organizational realignment	—	—	—	—	—	—	—	684	849	1,533	1,211	1,220	—	—	2,431
Stock-based expense	10,318	13,695	13,479	13,149	50,641	14,913	15,865	16,498	15,287	62,563	16,201	12,331	15,817	14,925	59,274

Adjusted EBITDA	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176	$68,231	$72,113	$76,165	$281,685	$71,478	$79,904	$86,168	$84,926	$322,476
Non-GAAP On Demand Revenue Detail ($000s)
Property Management	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914	$51,006	$52,591	$52,633	$206,144	$62,433	$60,245	$63,602	$64,116	$250,396
% of Total	24%	22%	22%	22%	22%	22%	22%	21%	21%	22%	23%	22%	22%	22%	22%
Growth %	12%	12%	12%	11%	12%	10%	10%	11%	10%	10%	25%	18%	21%	22%	21%
Resident Services	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804	$101,209	$110,315	$112,747	$421,075	$119,086	$129,167	$135,694	$136,800	$520,747
% of Total	40%	41%	44%	43%	42%	43%	43%	45%	46%	44%	44%	46%	47%	47%	46%
Growth %	27%	32%	33%	24%	29%	25%	19%	17%	20%	20%	23%	28%	23%	21%	24%
Leasing and Marketing	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401	$46,899	$45,761	$42,792	$179,853	$46,790	$47,846	$49,945	$46,114	$190,695
% of Total	20%	21%	19%	19%	20%	19%	20%	19%	17%	19%	18%	17%	17%	16%	17%
Growth %	42%	46%	44%	14%	35%	13%	9%	8%	0%	7%	5%	2%	9%	8%	6%
Asset Optimization	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624	$36,228	$37,008	$38,512	$147,372	$40,562	$41,726	$41,386	$41,828	$165,502
% of Total	16%	16%	15%	16%	16%	16%	15%	15%	16%	15%	15%	15%	14%	14%	15%
Growth %	78%	61%	59%	42%	59%	12%	12%	15%	12%	13%	14%	15%	12%	9%	12%
Non-GAAP On Demand Revenue Detail ($000s)
Subscription	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943	$207,209	$218,536	$222,988	$850,676	$240,589	$249,444	$258,507	$258,604	$1,007,144
% of Total	88%	86%	88%	90%	88%	89%	88%	89%	90%	89%	89%	89%	89%	90%	89%
Growth %	26%	27%	24%	24%	25%	19%	16%	15%	13%	16%	19%	20%	18%	16%	18%
Transactional	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800	$28,133	$27,139	$23,696	$103,768	$28,282	$29,540	$32,120	$30,254	$120,196
% of Total	12%	14%	12%	10%	12%	11%	12%	11%	10%	11%	11%	11%	11%	10%	11%
Growth %	90%	97%	172%	2%	72%	4%	1%	3%	6%	3%	14%	5%	18%	28%	16%

RealPage, Inc.

IR Fact Sheet (as of February 10, 2021)

Please read in conjunction with the Company’s filings with the Securities and Exchange Commission, as well as the “Explanation of Non-GAAP Financial Measures.”

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Annual Client Value ($000s) (1)
Non-GAAP On Demand Annual Client Value	$779,446	$837,897	$886,747	$876,637		$912,060	$942,436	$990,800	$1,039,588		$1,085,034	$1,118,074	$1,176,751	$1,161,648
Growth %	31%	29%	25%	17%		17%	12%	12%	19%		19%	19%	19%	12%
Enterprise	$283,623	$289,188	$308,310	$297,786		$307,130	$312,650	$344,305	$348,477		$350,115	$352,109	$366,484	$373,294
Growth %	37%	25%	19%	9%		8%	8%	12%	17%		14%	13%	6%	7%
Corporate	$248,052	$267,557	$288,407	$300,322		$309,545	$315,602	$322,506	$328,197		$327,570	$342,107	$365,609	$348,556
Growth %	29%	25%	29%	29%		25%	18%	12%	9%		6%	8%	13%	6%
SMB	$247,771	$281,153	$290,030	$278,529		$295,386	$314,184	$323,989	$362,913		$407,349	$423,858	$444,657	$439,798
Growth %	26%	38%	29%	14%		19%	12%	12%	30%		38%	35%	37%	21%
Unit Trend (000s)
On Demand Units - Ending	13,173	15,531	16,073	16,219		16,401	16,505	16,779	18,475		18,808	18,880	19,502	19,709
Average Unit Renewal Rate
Average Renewal Rate (trailing 8 quarters)	96.2%	96.4%	96.6%	96.9%		97.1%	97.3%	97.3%	97.1%		96.9%	96.7%	96.6%	96.5%
RPU
Non-GAAP On Demand RPU (whole $)	$59.17	$53.95	$55.17	$54.05		$55.61	$57.10	$59.05	$56.27		$57.69	$59.22	$60.34	$58.94
Non-GAAP on Demand RPU excluding HOA (whole $)	$59.17	$60.23	$61.83	$60.42		$62.00	$64.26	$66.12	$62.81		$64.42	$65.87	$67.15	$65.54
Top ACV / RPU
Top 100 ACV ($000s)	$319,642	$336,943	$359,144	$366,111		$370,092	$378,566	$399,613	$405,617		$412,794	$415,474	$429,459	$452,129
Top 100 ACV RPU	$85.64	$69.48	$68.61	$68.24		$68.96	$70.71	$70.38	$71.85		$71.86	$73.88	$76.41	$79.80
Top 50 RPU Clients RPU	$201.45	$212.30	$222.23	$225.31		$230.29	$228.00	$247.16	$242.35		$243.78	$244.21	$248.00	$248.68
Headcount
Total Ending RP Headcount	5,664	5,958	6,149	6,267		6,330	6,539	6,736	7,085		7,287	7,433	7,499	7,583
Total International Headcount (included above)	2,454	2,558	2,618	2,686		2,773	2,925	3,110	3,195		3,312	3,435	3,501	3,528
% International Headcount	43%	43%	43%	43%		44%	45%	46%	45%		45%	46%	47%	47%
Industry Data (2)
Occupancy	95.0%	95.4%	95.8%	95.4%		95.2%	95.9%	96.3%	95.8%		95.6%	95.3%	95.7%	95.6%
Resident Retention at Lease Expiration	52.7%	52.3%	52.1%	51.9%		53.9%	53.5%	53.0%	52.4%		54.6%	57.3%	53.5%	51.6%
Annual Change in Effective Rents	2.6%	2.5%	3.0%	3.3%		3.3%	3.1%	3.0%	2.9%		2.9%	-0.2%	-1.3%	-1.1%
Ongoing Construction (thousands of units)	569	578	582	595		622	633	649	665		673	653	592	583
Annual Completions (TTM) (thousands of units)	310	307	298	290		278	275	275	282		294	302	324	344

(1)

Enterprise segment includes those customers with greater than 20,000 units under management, Corporate includes those customers with between 5,000 and 20,000 units under management, and SMB those customers with less than 5,000 units under management and HOA

(2)	Based on RealPage data research. Numbers can fluctuate based on data revisions/reclassifications as well as shifts in construction start or finish dates.